UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	April 25, 2008

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	01-33504	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)
(262) 334-9461
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

        On April 25, 2008, Gehl Company (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended March 31, 2008. A copy of the Press Release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Use of Non-GAAP Measures

        The Company reports its financial results of operations in accordance with generally accepted accounting principles (“GAAP”). The Company has also provided non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measures included in the Press Release include the Company’s income from continuing operations and diluted income per share from continuing operations for the quarter ended March 31, 2008, excluding the impact of the Company’s adoption of Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS 157”). Management believes it is useful for investors to understand how its core operations performed without the effects of the adoption of SFAS 157.

        In the Company’s judgment, excluding the of the adoption of SFAS 157 from the Company’s financial results allows investors to trend, analyze and benchmark in a meaningful manner the performance of the Company’s core operations. In addition, the Company believes that providing earnings and diluted earnings per share from continuing operations excluding the effect of the adoption of SFAS 157 provides another useful comparison of the Company’s operational performance in the 2008 first quarter to the comparable periods in 2007 and expected performance in 2008. The Company has provided within the Press Release a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

        The non-GAAP financial measures included in the Press Release are intended to supplement the reader’s overall understanding of the Company’s current financial performance and its prospects for the future. However, the non-GAAP financial measures are not intended to supersede or replace the Company’s GAAP results or expectations.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Gehl Company, dated April 25, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: April 25, 2008	By: /s/ Malcolm F. Moore
Malcolm F. Moore
President and Chief Operating Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated April 25, 2008

Exhibit
Number

(99)	Press Release of Gehl Company, dated April 25, 2008.

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